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                                                                   EXHIBIT 10.31

                                                                  EXECUTION COPY

        THIRD AMENDMENT TO THE CREDIT AGREEMENT AND FORBEARANCE AGREEMENT

          THIRD AMENDMENT to the CREDIT AGREEMENT AND FORBEARANCE AGREEMENT, dated as of March 25, 2002, to the Credit Agreement dated as of October 8, 1999 (as amended by the First Amendment to Credit Agreement and Equity Contribution Agreements dated as of December 14, 1999 and the Second Amendment to Credit Agreement dated as of November 16, 2000, the "CREDIT AGREEMENT") among Flag Atlantic Limited, a company organized and existing under the laws of Bermuda (the "COMPANY"), the banks and other financial institutions party thereto (the "LENDERS"), Barclays Bank Plc, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, Dresdner Bank AG, New York Branch, as the documentation agent, Westdeutsche Landesbank Girozentrale, New York Branch, as the syndication agent, and Barclays Capital, as the lead arranger. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Company, the Administrative Agent and the Lenders have been in discussions and are trying to determine whether one or more of the following Events of Default have occurred and are continuing:

          (a) an Event of Default under Article VII -- subsection (a) of the Credit Agreement as a result of the failure of the Company to prepay the outstanding Loans, together with accrued and unpaid interest, on the Conversion Date from the proceeds of the payment made by Teleglobe USA Inc. ("TELEGLOBE") on such date pursuant to that certain Indefeasible Right of Use Agreement dated as of the ___ [sic] day of October, 1999 among the Company, Flag Atlantic USA, Limited and Teleglobe, as may be required under Sections 2.9(a) and 8.8(c) of the Credit Agreement or, in the alternative,
     Section 8.9(b) of the Credit Agreement;

          (b) Events of Defaults under Article VII -- subsection (b) of the Credit Agreement as a result of the failure of the Company, by making certain payments to the Contractor for upgrades on the Project, to comply with (i) the provisions of Section 6.9 thereof that prohibit the payment by the Company or any of its Subsidiaries of amounts for the construction and installation of the Project in excess of the Project Budget or the Operating Budget, as applicable, other than from Permitted Sources, (ii) the provisions of Section 6.20(a) thereof that prohibit the Company or any of its Subsidiaries from and after the Conversion Date from making any expenditure in respect of the purchase of capital assets except for expenditures which could not reasonably be expected to adversely affect the Project and (A) are included in Project Budget or (B) do not cause the Company and its Subsidiaries to spend more than $1,000,000 (unless such excess comes from Permitted Sources or amounts on deposit from the Capacity Upgrades Reserve Account) and (iii) the provisions of Section 6.10 thereof that prohibit any material amendment, supplement or other modification or waiver of any Project Document that, among other things, would require additional amounts to be paid by the Company thereunder unless provided for from Permitted Sources;

          (c) Events of Defaults under Article VII -- subsection (b) of the Credit Agreement as a result of the failure of the Company, by permitting certain agreements entered into prior to the date of this Agreement for "packaged" sales of Capacity of the Company and one or more of its

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     Affiliates to be entered into by (and payments by customers thereunder to be made to) FLAG Telecom Holdings Ltd. and/or one or more of its Affiliates, to comply with (i) the provisions of Section 6.13 thereof that require all such agreements to be entered into directly by the Company and
     (ii) the provisions of Section 6.18 thereof that require all agreements with Affiliates of the Company to be on terms no less favorable to the Company or its applicable Subsidiary than those that the Company or such Subsidiary could obtain in an arm's-length transaction with a Person that is not an Affiliate thereof;

          (d) a Default or an Event of Default under Article VII -- subsection
     (c) of the Credit Agreement as a result of the failure of the Company to deliver to the Administrative Agent, with a copy for each Lender, the audited consolidated financial statements of the Company and its consolidated Subsidiaries for the fiscal year ended December 31, 2001 as required under Section 5.2(a) of the Credit Agreement, together with such certificates and other related information as is required to be delivered with such audited consolidated financial statements under Sections 5.2(c) and 5.2(d) of the Credit Agreement;

          (e) an Event of Default under Article VII - subsection (b) of the Credit Agreement as a result of the failure of the Company to comply with the provisions of Section 5.9(a) of the Credit Agreement that require the delivery of written notice to the Administrative Agent of the occurrence and continuance of the Events of Defaults described in clauses (a), (b),
     (c), (d) and (f) of this Preliminary Statement (1) promptly after a Responsible Officer of the Company had knowledge thereof; and

          (f) an Event of Default under Article VII - subsection (d) of the Credit Agreement as a result of the material inaccuracy of one or more representations and warranties made by the Company or any of its Subsidiaries or the Sponsor solely as a result of (i) the occurrence and continuance of one or more of the Events of Defaults described above in clauses (a), (b), (c), (d) or (e) of this Preliminary Statement (1) or (ii) non-cash charges for asset impairment write-downs during the period ending December 31, 2001 of up to $360,000,000, which non-cash charges might be expected to have a Material Adverse Effect.

The Events of Defaults described above (to the extent any such Event of Default shall have occurred and be continuing) are hereinafter collectively referred to as the "SPECIFIED EVENTS OF DEFAULT".

          (2) The Company has requested that the Administrative Agent and the Lenders agree to forbear during the Forbearance Period (as hereinafter defined) from exercising all default-related remedies against the Company or any of the other Obligors under the Financing Documents as a result of the occurrence and continuance of the Specified Events of Default.

          (3) The Administrative Agent and the Lenders have indicated their willingness to agree to the forbearance described above in Preliminary Statement
(2) to this Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1. FORBEARANCE. (a) The Administrative Agent and the Lenders hereby agree solely during the Forbearance Period to forbear from the exercise of their default-related remedies against the Company or any of the other Obligors solely to the extent the availability of any such remedy arises exclusively from the Specified Events of Default; PROVIDED that the Company shall comply at all times during the Forbearance Period with all of the provisions, limitations, restrictions or prohibitions that

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would otherwise be effective or applicable under any of the Financing Documents
(whether or not during the occurrence and continuance of any Default or Event of Default). For the purposes of this Agreement, "FORBEARANCE PERIOD" means the period commencing on the Effective Date and ending on the earliest to occur (any such occurrence being a "FORBEARANCE TERMINATION EVENT") of: (i) April 30, 2002,
(ii) the occurrence of any Default or Event of Default other than a Specified Event of Default, (iii) the failure of the Company to comply with any of its obligations under this Agreement, including without limitation, the provisions of Section 3 hereof, or the inaccuracy in any material respect of any representation, warranty or acknowledgment made by the Company in this Agreement or (iv) the commencement by any holder of Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness under the Loan Documents) of the exercise of any proper remedy or the taking by any such party of any proper action in furtherance of the collection or enforcement of any claim or Lien against the Company or any of its Subsidiaries or any of their respective assets. Upon the occurrence of a Forbearance Termination Event, the agreement of the Administrative Agent and the Lenders to forbear with respect to the exercise of any default-related remedy provided for under or in respect of any of the Financing Documents shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Company hereby expressly waives. The Company hereby agrees that the Administrative Agent and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Financing Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all Defaults or Events of Default, including, without limitation, the Specified Events of Default.

          (b) This Agreement shall constitute and be a part of the Financing Documents for all purposes of this Agreement, the Credit Agreement and the other Financing Documents and any construction or interpretation thereof. Any agreement to extend the Forbearance Period must be set forth in writing and signed by the Administrative Agent and the Majority Lenders.

          (c) THE COMPANY ACKNOWLEDGES AND AGREES THAT THE AGREEMENT OF THE ADMINISTRATIVE AGENT AND THE LENDERS HEREUNDER TO FORBEAR WITH RESPECT TO THE EXERCISE OF THEIR DEFAULT-RELATED REMEDIES AGAINST THE COMPANY OR ANY OF THE OTHER OBLIGORS WITH RESPECT TO THE SPECIFIED EVENTS OF DEFAULT SHALL NOT CONSTITUTE A WAIVER OF ANY OR ALL SUCH SPECIFIED EVENTS OF DEFAULT OR, EXCEPT AS EXPRESSLY PROVIDED IN SECTION 2 HEREOF, AN AMENDMENT OF THE CREDIT AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS AND THAT, SUBJECT TO THE TERMS OF THIS AGREEMENT, THE ADMINISTRATIVE AGENT AND THE LENDERS EXPRESSLY RESERVE ALL RIGHTS AND REMEDIES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS NOW OR MAY IN THE FUTURE HAVE UNDER ANY OR ALL THE FINANCING DOCUMENTS AND/OR APPLICABLE LAW IN CONNECTION WITH ALL DEFAULTS AND EVENTS OF DEFAULT (INCLUDING, WITHOUT LIMITATION, THE SPECIFIED EVENTS OF DEFAULT).

          SECTION 2. AMENDMENTS OF THE CREDIT AGREEMENT. The Credit Agreement is, upon the occurrence of the Effective Date, hereby amended in the following manner:

          (a) The definition of "SPECIFIED PARTICIPANT" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SPECIFIED PARTICIPANT" shall be the collective reference to the Company, FLAG Atlantic Holdings and Flag Telecom Holdings Ltd. and at any time prior to the expiration of the Warranty Period, Alcatel."

          (b) Article VII - subsections (q) and (r) of the Credit Agreement are hereby amended and restated in its entirety to read as follows:

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               "(q) the Company, FLAG Atlantic Holdings or Flag Telecom Holdings
          Ltd. shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness within any applicable grace period, when and as the same shall become due and payable; or

               (r) any event or condition occurs that results in any Material Indebtedness of the Company, FLAG Atlantic Holdings or Flag Telecom Holdings Ltd. becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness of the Company, FLAG Atlantic Holdings or Flag Telecom Holdings Ltd. or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or requires the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or".

          SECTION 3. COVENANTS. (a) From the date of this Agreement until the occurrence of a Forbearance Termination Event, the Company and, by its execution and delivery of this Agreement, Flag Telecom Holdings Ltd. agree to transfer, and to cause each of their applicable Subsidiaries to transfer, to the Company or its applicable Subsidiary, within three Business Days after receipt thereof, any and all payments received thereby in respect of sales, leases or other dispositions of Capacity of the Company or any of its Subsidiaries or capacity on other telecommunications systems acquired by the Company or any of its Subsidiaries.

          (b) From the date of this Agreement until the occurrence of a Forbearance Termination Event, the Company:

          (i) shall not have the right to request or obtain, and no Lender shall have any obligation to make, any Revolving Credit Loan or any other extension of credit under the Credit Agreement or any of the other Financing Documents; and

          (ii) shall not make any payments to any Person other than (A) payments of up to $14,500,000 in the aggregate from amounts on deposit in the Revenue Account and the Current Account for Operating Expenses that are due and payable by their terms on or prior to April 30, 2002, in each case which Operating Expenses in excess of $200,000 are specified on Annex A hereto, and (B) payments of up to $6,000,000 in the aggregate from amounts on deposit in the Maintenance Reserve Account, the Construction Account and the Operating Reserve Account so long as each such payment is permitted under the terms of the Credit Agreement, after giving effect to the terms of this Agreement.

          SECTION 4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective as of the first date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied, which date must occur on or prior to March 28, 2002:

          (a) The Administrative Agent shall have received counterparts of (i) this Agreement executed by the Company, Flag Telecom Holdings Ltd. and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed and delivered this Agreement and (ii) the Consent to this Agreement attached hereto executed by FLAG Atlantic Holdings and each of the Obligors (other than the Company).

          (b) The Company shall direct the Administrative Agent in writing (including, without limitation, by providing the Administrative Agent with an Expense Certificate in the form of

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     Exhibit J to the Credit Agreement updated as of not more than five Business
     Days prior to the Effective Date) to apply the aggregate proceeds on deposit in the Pre-Sale Proceeds Account and the Revenue Account on the Effective Date in the following manner:

               (i) FIRST, up to $19,765,100 in the aggregate (A) to the Persons entitled thereto, for the payment of all Operating Expenses and capital expenditures or income taxes of the Company or any of its Subsidiaries then due and owing in item (1) of such Expense Certificate and (B) to the Current Account, for the payment of the amounts identified as Operating Expenses and capital expenditures or income taxes of the Company or any Subsidiary expected to be due and owing prior to the next Operating Expense Transfer Date in item (2) of such Expense Certificate;

               (ii) SECOND, for the account of the Term Loan Lenders, the prepayment in full of the scheduled principal payments with respect to the Term Loans due on or prior to March 31, 2002, together with, unless otherwise paid under subclause (b)(i) of this Section 4, all accrued and unpaid interest thereon which the Administrative Agent certifies to the Company to be due and payable on such date;

               (iii) THIRD, for the account of the Revolving Credit Lenders, the prepayment the aggregate principal amount of all Revolving Credit Loans outstanding on the Effective Date, together with, unless otherwise paid under subclause (b)(i) of this Section 4, all accrued and unpaid interest thereon which the Administrative Agent certifies to the Company to be due and payable on such date;

               (iv) FOURTH, to the Maintenance Reserve Account, the Construction Account and the Operating Reserve Account (A) not more than $6,000,000 in the aggregate LESS the aggregate amount on deposit in the Maintenance Reserve Account, the Construction Account and the Operating Reserve Account immediately prior to any deposit of funds pursuant to this subclause (b)(iv); and

               (v) FIFTH, for the account of the Term Loan Lenders, (A) $17,000,000 of the remaining proceeds on deposit in the Pre-Sale Proceeds Account and the Revenue Account on the Effective Date shall be applied to the prepayment of the Term Loans outstanding on such date and to the remaining scheduled principal payments thereof in inverse order of maturity and (B) unless otherwise paid under subclause (b)(i) of this Section 4, such additional amount of the remaining proceeds on deposit in the Pre-Sale Proceeds Account and the Revenue Account on the Effective Date shall be applied to the payment of accrued and unpaid interest on such prepayment of the Term Loans which the Administrative Agent certifies to the Company to be due and payable on such date.

          (c) The Company shall have delivered to the Administrative Agent, with a copy for each Lender, its unaudited consolidated balance sheet and related consolidated statements of income, retained earnings and change in cash flow as of the end of and for the fiscal year ended December 31, 2001, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by a Responsible Officer of the Company as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied.

          (d) The representations and warranties contained in Section 5 of this Agreement and each of the Financing Documents shall be true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Agreement, as though made on and as of

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     such date (except for any such representation and warranty that, (i) by its terms, refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date and (ii) the material inaccuracy of which in and of itself comprises a Specified Event of Default).

          (e) No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this Agreement (other than the Specified Events of Default).

          (f) All of the accrued reasonable fees and expenses of the Administrative Agent (including the accrued reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Agreement and the other Financing Documents shall have been paid in full.

The effectiveness of this Agreement is further conditioned upon the accuracy in all material respects of all of the factual matters described herein. This Agreement is subject to the provisions of Section 10.2 of the Credit Agreement.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Agreement, the Company hereby represents and warrants to the Administrative Agent and the Lenders:

          (a) The Company, each of its Subsidiaries and Flag Telecom Holdings, Ltd. (i) have the respective corporate power and authority to execute, deliver and perform this Agreement and the attached Consent, as applicable, and (ii) have taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and the attached Consent, as applicable, and the consummation of the transactions contemplated hereby.

          (b) The execution, delivery and performance by the Company, each of its Subsidiaries and Flag Telecom Holdings Ltd. of this Agreement and the attached Consent, as applicable, and the consummation of the transactions contemplated hereby and thereby (i) do not and will not violate or result in a breach of any Applicable Law or any judgment, order or decree of any court, arbitrator or other Governmental Authority, (ii) do not and will not violate any organizational document of the Company, any of its Subsidiaries or Flag Telecom Holdings Ltd., (iii) do not and will not violate or result in a default under any Contractual Obligation of the Company, any of its Subsidiaries or Flag Telecom Holdings Ltd and (iii) will not result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Company, any of its Subsidiaries, Flag Telecom Holdings Ltd. or the Project.

          (c) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Agreement or the attached Consent or the execution, delivery, performance, validity or enforceability hereof.

          (d) This Agreement and the attached Consent have been duly executed and delivered on behalf of the Company, each of its Subsidiaries party thereto and Flag Telecom Holdings Ltd. This Agreement and the attached Consent, when executed, constitute a legal, valid and binding obligation of the Company, each of its Subsidiaries party thereto and Flag Telecom Holdings Ltd., enforceable against the Company, each such Subsidiary and Flag Telecom Holdings Ltd. in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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          (e) The representations and warranties contained in this Section 5 and each of the Financing Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Agreement, as though made on and as of such date (except for any such representation and warranty that, (i) by its terms, refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date and (ii) the material inaccuracy of which in and of itself comprises a Specified Event of Default).

          (f) No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Agreement (other than the Specified Events of Default).

          SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT"; "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

          (b) The Credit Agreement and each of the other Financing Documents, as amended and otherwise modified by the amendments and modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.

          SECTION 7. COSTS AND EXPENSES. The Company hereby agrees to pay on demand all reasonable costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, amendment and modification of this Agreement and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 10.3 of the Credit Agreement.

          SECTION 8. NO DEFENSES, RELEASE. (a) Neither the Company nor any of the other Obligors has any claims, counterclaims, offsets or defenses to the Financing Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Financing Documents or the Obligations, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Agreement by the Administrative Agent and the Lenders. By its execution hereof and in consideration of the mutual covenants contained herein and the forbearance and other accommodations granted to the Company hereunder, the Company, on behalf of itself and each of the Subsidiaries of the Company party to any Financing Document and its and their successors and assigns, hereby expressly forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of actions, demands, suits, costs, expenses and damages (collectively, the "CLAIMS") any of them may have or allege to have (and all defenses which may arise out of any of the foregoing) of any nature, description or kind whatsoever, whether known or unknown, whether now or hereafter arising, and whether arising in law or at equity, against any or all of the Administrative Agent and the Lenders and their respective affiliates, equityholders and "controlling persons" (within the meaning of the United States federal securities laws) and their respective successors and assigns and each and all of the employees, directors, officers, attorneys, agents and other representatives of each of the foregoing (collectively, the "RELEASED PARTIES"), based in whole or in part on facts, whether or not known, up to and including the later of date

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first above written and the Effective Date. Acceptance by the Company of any
Loan, extension of credit under the Credit Agreement or other financial accommodations made by the Administrative Agent or any Lender after the Effective Date (including, without limitation, the accommodations contained in this Agreement) shall constitute a ratification, adoption and confirmation by the Company and the other Obligors of the foregoing general release of all Claims against any Released Party which are based in whole or in part on the facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loan, extension of credit or other financial accommodation. In entering into this Agreement, the Company has consulted with and has been represented by counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 8 shall survive the termination of the Credit Agreement and the other Financing Documents and payment in full of all Obligations and all other amounts owing thereunder.

          (b) The Company and the other Obligors agree that, from and after the later of the date first above written and the Effective Date, neither the Company nor any other Obligor shall commence or prosecute any action, suit, litigation or proceeding against any of the Released Parties to collect or enforce any Claim.

          (c) The Company represents and warrants that it has not assigned to any person, partnership, corporation or other entity any Claim. In the event that the foregoing representation and warranty is, or is purported to be, untrue, the Company agrees to indemnify and hold harmless the Released Parties against, and to pay, any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, (including, but not limited to, reasonable expenses of investigation and fees and expenses of counsel) that any of the Released Parties may sustain or incur as a result of the breach or purported breach of the foregoing representation and warranty.

          SECTION 9. INTEGRATION; AMENDMENT. This Agreement sets forth in full the terms of agreement between the parties with respect to the amendment, forbearance and release described herein and is intended as the full, complete and exclusive agreement governing the relationship between the parties with respect to such forbearance and release. This Agreement supersedes all discussions, promises, representations, warranties, agreements and understandings between the parties with respect to the forbearance and release described herein.

          SECTION 10. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of the Company, the Administrative Agent and the Lenders and their respective successors and assigns. No Person other than the parties hereto and any other Lender and, in the case of Section 8 hereof, the Released Parties shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of the Released Parties under Section 8 hereof and any other Lender) are hereby expressly disclaimed.

          SECTION 11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   FLAG ATLANTIC LIMITED

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   FLAG TELECOM HOLDINGS LTD.

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   BARCLAYS BANK PLC, as the Administrative
                                      Agent

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   BARCLAYS BANK PLC
                                      as the Lead Arranger and a Lender

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

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                                   DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as
                                      Documentation Agent and Lender

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, NEW YORK BRANCH, as
                                      Syndication Agent and a Lender

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   AUSTRALIA AND NEW ZEALAND BANKING
                                      GROUP LTD.

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   BANK OF SCOTLAND

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   CITY NATIONAL BANK

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                 CREDIT LYONNAIS

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                     DG BANK

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   ERSTE BANK DER OESTERRIECHISCHEN
                                      SPARKASSEN AG

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   GULF INTERNATIONAL BANK B.S.C.

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   BAYERISCHE HYPO-UND VEREINSBANK, AG,
                                      NEW YORK BRANCH

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   IKB DEUTSCHE INDUSTRIEBANK AG
                                      LUXEMBOURG BRANCH

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   KBC FINANCE IRELAND

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   LANDESBANK HESSAN-THURINGEN
                                      GIROZENTRALE

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   LANDESBANK SACHEN GIROZENTRALE

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   MITSUBISHI TRUST & BANKING CORP.

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   NIB CAPITAL BANK

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   RABOBANK INTERNATIONAL

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   RAIFFEISEN ZENTRALBANK OSTERREICH
                                      AKTIENGESELLSCHAFT

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   SOCIETE GENERALE

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   SUMITOMO BANK LIMITED

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title:

                                   THE ROYAL BANK OF SCOTLAND PLC

                                   By
                                     -------------------------------------------
                                      Name:
                                      Title: